UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_________________
FORM 8-K
_________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 13, 2017
_______________________________
MVB FINANCIAL CORP.
(Exact name of registrant as specified in its charter)
_______________________________

WV	000-50567	20-0034461
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)
301 Virginia Avenue, Fairmont, WV 26554-2777
(Address of Principal Executive Offices) (Zip Code)
304-363-4800
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry Into a Material Definitive Agreement.

On March 13, 2017, MVB Financial Corp. (the “Company”) entered into an Investment Agreement (the “Investment Agreement”) with its Chief Executive Officer, Larry F. Mazza (“Mazza”). Pursuant to the Investment Agreement, Mazza committed to subscribe for and purchase, at the Subscription Price (as defined below), upon expiration of the Rights Offering (as defined below), the number of shares of the Company’s common stock, if any, equal to the amount by which 100,000 exceeds the number of shares purchased by Mazza in the Rights Offering. Pursuant to the Investment Agreement, Mazza has agreed not to sell or otherwise transfer any shares acquired in connection with the Investment Agreement for a period of six months following the closing of the Rights Offering.
The foregoing description of the Investment Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Investment Agreement in the form filed as Exhibit 10.1 to this Current Report on Form 8-K, which is incorporated herein by reference.

Item 8.01  Other Events

On March 13, 2017, the Company filed with the Securities and Exchange Commission (the “SEC”) a prospectus supplement and accompanying base prospectus (collectively, the “Prospectus”) relating to the commencement of the Company’s rights offering (the “Rights Offering”), pursuant to which the Company is distributing, at no charge, non-transferable subscription rights to the holders of its common stock as of 5:00 p.m., Eastern time, on March 10, 2017. The subscription rights will be exercisable for up to a total of 434,783 shares of the Company’s common stock, subject to such terms and conditions as further described in the Prospectus. The subscription rights may be exercised until 5:00 p.m. Eastern time, on March 31, 2017.

The Prospectus forms a part of the Company’s Registration Statement on Form S-3 (File No. 333- 208949), which was filed with the SEC on January 11, 2016 and declared effective by the SEC on January 20, 2016 (the “Registration Statement”). The Company is filing the items included as Exhibits 4.1 and 10.1 to this Current Report on Form 8-K, each of which relates to the rights offering, for the purpose of incorporating by reference such items as exhibits to the Registration Statement.

Item 9.01  Financial Statements and Exhibits.

(d) Exhibits.

4.1    Form of Subscription Rights Certificate

10.1	Investment Agreement, dated March 13, 2017, between MVB Financial Corp. and Larry F. Mazza

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

MVB Financial Corp
By	/s/ Donald T. Robinson
Donald T. Robinson Executive Vice President & Chief Financial Officer
Date:  March 13, 2017

EXHIBIT INDEX

Exhibit Number	Description	Exhibit Location

4.1	Form of Subscription Rights Certificate	Filed herewith

10.1	Investment Agreement, dated March 13, 2017, between MVB Financial Corp. and Larry F. Mazza	Filed herewith